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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 13, 2001




                          YONKERS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)



   DELAWARE                       0-277716                       13-3870836
--------------------------------------------------------------------------------
 (State or other             (Commission File No.)              (IRS Employer
  jurisdiction                                               Identification No.)
 of incorporation)




                   6 EXECUTIVE PLAZA, YONKERS, NEW YORK       10701
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On November 13, 2001, in connection with the proposed acquisition of Yonkers Financial Corporation ("Yonkers") by Atlantic Bank of New York ("Atlantic") pursuant to the Agreement and Plan of Merger, dated as of November 13, 2001, by and between Atlantic and Yonkers, Yonkers entered into a Limited Waiver Agreement (the "Waiver Agreement") with Gould Investors, LP ("Gould LP"). A copy of the Waiver Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Under the terms of the Waiver Agreement, Yonkers waived its rights under its Standstill Agreement with Gould LP, dated as of January 14, 2000, to the extent necessary to enable Gould LP to perform its obligations under Atlantic's Voting Agreement with Gould LP. Copies of the Standstill Agreement and the Voting Agreement are referenced as Exhibit 99.2 and 99.3, respectively, and are incorporated herein by reference.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Waiver Agreement, Standstill Agreement and Voting Agreement attached hereto.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  99.1              Limited Waiver Agreement, dated as of
                                    November 13, 2001, by and between Yonkers
                                    Financial Corporation and Gould Investors,
                                    L.P.

                  99.2*             Standstill Agreement,  dated as of
                                    January 14, 2000, by and between Yonkers
                                    Financial Corporation and the Gould
                                    Investors, L.P.

                  99.3**            Voting Agreement, dated as of November 13,
                                    2001, by and between Atlantic Bank of New
                                    York and Gould Investors, L.P.

*Exhibit 99.2 is incorporated by reference from Yonkers Financial Corporation's Current Report on Form 8-K (File No. 000-27716), filed with the SEC on January 18, 2000.

**Exhibit 99.3 is incorporated by reference from Yonkers Financial Corporation's Current Report on Form 8-K (File No. 000-27716), filed with the SEC on
November 16, 2001.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        YONKERS FINANCIAL CORPORATION




Date: November 28, 2001                        By: /S/ RICHARD F. KOMOSINSKI
      --------------------------------             -------------------------
                                                   Richard F. Komosinski
                                                   President and Chief Executive
                                                   Officer (Principal Executive
                                                   Officer)






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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
99.1         Limited  Waiver  Agreement,  dated as of November  13,  2001, by and between Yonkers Financial Corporation and Gould Investors, L.P.

99.2* Standstill Agreement, dated as of January 14, 2000, by and between Yonkers Financial Corporation and the Gould Investors, L.P.

99.3** Voting Agreement, dated as of November 13, 2001, by and between Atlantic Bank of New York and Gould Investors, L.P.

*Exhibit 99.2 is incorporated by reference from Yonkers Financial Corporation's Current Report on Form 8-K (File No. 000-27716), filed with the SEC on January 18, 2000.

**Exhibit 99.3 is incorporated by reference from Yonkers Financial Corporation's Current Report on Form 8-K (File No. 000-27716), filed with the SEC on
November 16, 2001.